EXHIBIT 10.63



                              FIRST AMENDMENT TO

                              EXCHANGE AGREEMENT

         This First Amendment to Exchange Agreement (this "Amendment"), is entered into as of April 5, 2002, by and between CoreComm Limited, a Delaware corporation ("Limited"), and CoreComm Holdco, Inc., a Delaware corporation and formerly a subsidiary of Limited ("Holdco" which shall be deemed to include any successor to Holdco by way of merger, consolidation, combination, sale of assets or otherwise).

         WHEREAS, Limited and Holdco are parties to an Exchange Agreement, dated as of December 14, 2001 (the "Agreement"), executed in connection with Limited's restructuring plan. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement; and

         WHEREAS, Limited and Holdco desire to amend the Agreement as set forth herein.

         NOW THEREFORE BE IT RESOLVED, that in consideration of the foregoing premises and in consideration of the mutual agreements and covenants herein contained, the adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

                  1. Amendment. New Section 2(c) is hereby inserted immediately following Section 2(b) of the Agreement and reads in its entirety as follows:

                  "(c) Amendment of Senior Notes. Effective as of January 1, 2002, the Senior Notes are hereby amended such that (i) interest payments due on the Senior Notes on April 1, 2002 and October 1, 2002 shall, instead of being due and payable on such dates, be due and payable on April 1, 2003 and (ii) all principal payments and prepayments required pursuant to
                  Section 2 of the Senior Notes to be paid from and including January 1, 2002 through April 1, 2003 shall, instead of being due and payable on the dates set forth in the Senior Notes, be due and payable on April 1, 2003; provided, however, that in the event that prior to April 1, 2003 a wholly-owned subsidiary of Holdco has been merged pursuant to Section 253 of the Delaware General Corporation Law into Limited with Limited surviving the merger as a wholly-owned subsidiary of Holdco following the consummation of Holdco's registered public exchange offer for shares of Limited Common Stock, this Section 2(c) shall be of no further force or effect."

                  2. Effectiveness. This Amendment shall be effective when executed by Limited and Holdco; provided, that Holdco has not instituted any action, lawsuit or similar proceeding seeking payment of any principal or interest under the Senior Notes which was due prior to the date of this Amendment.

                  3. Governing Law. This Amendment shall be governed under the laws of the State of New York, without regard to principles of conflicts of laws thereof.

                  4. Counterparts. This Amendment may be executed and delivered (including by means of telecopied signature pages) in one or more counterparts, all of which shall be considered one and the same agreement.

                  5. Failure to Exercise. No failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

                  6. No Other Amendments. Except as expressly set forth in this Amendment, no other amendment or modification is made to any other provisions of the Agreement, and the Agreement shall remain in full force and effect, as amended hereby, and as so amended Limited and Holdco hereby reaffirm all of their respective rights and obligations thereunder.



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                  IN WITNESS WHEREOF, each of the undersigned parties has
caused this Amendment to be duly executed and delivered on behalf of such party with effect from the date first set forth above.

                           CORECOMM LIMITED


                           By: /s/ GREGG N. GORELICK
                              -----------------------------
                           Name:  Gregg N. Gorelick
                           Title: Senior Vice President,
                                  Controller and Treasurer

                           CORECOMM HOLDCO, INC.


                           By: /s/ MICHAEL A. PETERSON
                              ------------------------------
                           Name:  Michael A. Peterson
                           Title: Executive Vice President,
                                  Chief Operating Officer and
                                  Chief Financial Officer